Exhibit 10.5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”.  SUCH INFORMATION HAS BEEN OMITTED BECAUSE (i) IT IS NOT MATERIAL, AND (ii) IT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.
THIRD AMENDMENT TO SUPPLY and MANUFACTURING AGREEMENT
This Amendment (the “3rd Amendment”) is made and entered into effective as of January 1, 2025 (the “Effective Date”), by and between Quanterix Corporation, a company organized and existing pursuant to the laws of Delaware, U.S.A. (“QTX”), and STRATEC SE (formerly known as STRATEC Biomedical AG), a company organized and existing pursuant to the laws of Federal Republic of Germany (“STRATEC”). QTX and STRATEC each may be referred to herein individually as a “Party”, or collectively as the “Parties”.
RECITALS
A.The Parties have entered into that certain Development Agreement, dated as of August 15, 2011 (the “Development Agreement”), pursuant to which STRATEC has agreed to develop and manufacture for QTX an Instrument (as defined in the Development Agreement).
B.The Parties have entered into that certain Supply and Manufacturing Agreement, dated as of September 14, 2011 (as amended, the “Supply Agreement”), pursuant to which STRATEC has agreed to manufacture and supply QTX with quantities of the Instrument (as defined in the Supply Agreement).
C.The Parties have entered into that certain 1st Amendment to the Supply and Manufacturing Agreement, dated as of October 17, 2013 (the “1st Amendment Supply Agreement”), pursuant to which STRATEC has agreed to replacing Article 5.9 (as defined in the 1st Amendment Supply Agreement).
D.The Parties have entered into that certain 1st Amendment to the Development Agreement and 2nd Amendment to the Supply and Manufacturing Agreement, dated as of November 18, 2016 (the “1st and 2nd Amendment”), pursuant to which the Parties have agreed to several changes (as defined in the 1st and 2nd Amendment).
E.The Parties now desire to amend and add certain subjects of the Supply Agreement to reflect certain changes relating to the Parties’ rights and obligations under the Supply Agreement.

AGREEMENT
NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Defined Terms. Capitalized terms used herein without definition will have the meanings given to such terms in the Supply Agreement.

2.Changes. Per request of both Parties, QTX and STRATEC hereby agree that this 3rd Amendment shall replace, amend and/or add the Supply Agreement with the following issues:

2.1.Project Maintenance Fee. Beginning with the year ending December 31, 2025, the Parties agree to add and implement to the Supply Agreement a yearly project maintenance fee (“Project Maintenance Fee”) based on the following terms:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”.  SUCH INFORMATION HAS BEEN OMITTED BECAUSE (i) IT IS NOT MATERIAL, AND (ii) IT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

Year	Number of ordered Instruments	Project Maintenance Fee
2025	Minimum of [***]	USD [***]
	[***] or more	No Project Maintenance Fee
2026	Minimum [***]	USD [***]
	[***] or more	USD [***]
	[***] or more	No Project Maintenance Fee

STRATEC shall be entitled to invoice the respective amount of the Project Maintenance Fee in December of the respective current calendar year. STRATEC shall invoice the Project Maintenance Fee according to the aforementioned table and considering the actual number of ordered Instruments within the respective year and in accordance to the described payment terms in Section 2.3 of this 3rd Amendment. For clarification, a Project Maintenance Fee shall not apply if the reason for the missing number of required Instruments is due to STRATEC’s sole inability to deliver the Instruments. If the Supply Agreement is terminated prior to the end of a calendar year in accordance with Section 11 of the Supply Agreement, the Project Maintenance Fee for such year shall be prorated based on the number of days during the year that the Supply Agreement was in effect.

The amount of the Project Maintenance Fee may be discussed between the Parties on a regular basis of one (1) year. An initial discussion can take place two (2) years after the Effective Date. If the Parties will not be able to find a mutual solution during its discussions, the discussion will be escalated to the Steering Committee to discuss and evaluate the next steps in good faith to find an adequate solution for both Parties in consideration of the success of the project. During such discussion the current Project Maintenance Fee shall be paused and not be due by QTX. After agreement has been reached the newly defined Project Maintenance Fee shall be due with retroactive effect during the said pause and be applied in the future for the following two (2) year period.

2.2.Exclusivity, Minimum Purchase Commitment. QTX and STRATEC agree to change and supersede section 5.3 of the Supply Agreement as follows:

"QTX agrees to purchase a minimum quantity of [***] Instrument within a period of two (2) years starting on the Effective Date), whereas QTX shall order, take and pay a minimum quantity of [***] Instrument in 2025."

2.3.The minimum quantity of [***] Instruments and the associated period of two (2) years (2025 and 2026) also apply in the context of the right to terminate the Supply Agreement according to Section 11.1 thereof, so that neither Party may elect to terminate the Supply Agreement under Section 11.1 prior to the later to occur of (i) the two (2) year anniversary of the Effective Date and (ii) QTX's purchase of the agreed minimum quantity of [***] Instruments.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”.  SUCH INFORMATION HAS BEEN OMITTED BECAUSE (i) IT IS NOT MATERIAL, AND (ii) IT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

According to the actual yearly quantity of Instruments taken and paid by QTX, the Project Maintenance Fee is adjusted as defined in 2.1 of this Amendment.

2.4.Pricing. Pricing. The Parties mutually agree to change section 6.1 a. of the Supply Agreement with respect to the price for an Instrument as follows. For the sake of clarity, at the time of the Effective Date the current price of the Instruments of [***] USD, dated June 28, 2022 shall be replaced as mutually agreed between the Parties. As of January 1, 2025 the following prices per Instrument shall apply: (i) The standard price per Instrument amounts [***] USD; (ii) if a single order of at least [***] Instruments is placed by QTX within a calendar year, the price per Instrument for that order, and any subsequent order in the same calendar year, shall be [***] USD; (iii) if an order lower than [***] Instruments is placed first within a calendar year, but the total number of Instruments ordered exceeds [***], the reduced price of [***] USD shall apply only from the [***] Instrument onwards within the same calendar year, for all other Instruments the standard price under (i) shall apply . The reduced prices under (ii) and (iii) shall not apply retroactively to Instruments already invoiced and delivered prior to reaching the applicable quantity threshold. The prices are subject to adjustments in accordance with Section 2.5 of this Amendment.

2.5.Price List, Price Adjustment. The Parties mutually agree to change section 6.2 of the Supply Agreement with respect to price adjustments as follows. At the beginning of 2026, STRATEC will have the right to increase the price once a year in line with the producer price index for industrial products published by Destatis at the following website:

https://www.destatis.de/EN/Themes/Economy/Prices/Producer-Price-Index-For-Industrial-Products/_node.html valid for Germany for the previous year following three (3) months written notice to QTX.
2.6.Obsolescence. The Parties mutually agree that STRATEC shall invoice and QTX shall pay all cost of re- design due to obsolescence or resulting from a last-time-buy, including but not limited to cost of financing, costs of storage.

2.7.Payment Terms. With the Effective Date, the payment terms as agreed in the Supply Agreement for Instruments, Project Maintenance Fee and any other products sold or provided by STRATEC shall be still net thirty (30) days of the invoice date.

2.8.Outlook. In general, the parties have agreed to resume negotiations at the beginning of 2026 regarding the extension of the Supply Agreement, including issues related to the amount and period of subsequent Minimum Purchase Commitment, pricing, procurement, production, and a possible sunset.

3.Counterparts. This 3rd Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

4.Effectiveness. This 3rd Amendment will become effective at the Effective Date and upon the execution hereof by both Parties.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”.  SUCH INFORMATION HAS BEEN OMITTED BECAUSE (i) IT IS NOT MATERIAL, AND (ii) IT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

5.Continuing Effect. Other than as set forth in this 3rd Amendment, all of the terms and conditions of the Supply Agreement, along with any valid Amendments in effect will continue in full force and effect.

[SIGNATURE PAGE FOLLOWS]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”.  SUCH INFORMATION HAS BEEN OMITTED BECAUSE (i) IT IS NOT MATERIAL, AND (ii) IT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

IN WITNESS WHEREOF, the Parties have executed this 3rd Amendment as of the date first written above.

Quanterix Corporation                STRATEC SE

Venue, Date:     17.06.2025                Venue, Date:     16.06.2025

By:     /s/ Masoud Toloue                By:     /s/ Adrian Rapp

Name:     Masoud Toloue                    Name:     Adrian Rapp

Title:    CEO                        Title:    VP Commercial Program Management